SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                 August 10, 2004
                                 ---------------

                                  Navidec, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-29098


            Colorado                                     33-0502730
 ------------------------------              ----------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)



             Fiddler's Green Center, 6399 S. Fiddler's Green Circle,
                  Suite 300, Greenwood Village, Colorado 80111
                      -------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 222-1000
                          -----------------------------
                         (Registrant's Telephone number)

Item 5.   Other Events and Regulation FD Disclosure

          On August 9, 2004, Navidec issued a press release announcing that pursuant to it's merger agreement dated July 8, 2004 with BPZ Energy, Inc., it has set August 30, 2004 as the record date for the "spin off" of it's wholly-owned subsidiary Navidec Financial Services, Inc. Navidec, Inc. ("Navidec") shareholders of record on this date will receive one share of Navidec Financial Services, Inc. common stock for each share of Navidec common stock that they own. The terms of the merger agreement also provide that all of the current business operations, assets and liabilities of Navidec will be shifted to Navidec Financial Services, Inc. This "spin-off" transaction will require the filing of a 1934 Act Registration Statement with the Securities and Exchange Commission and therefore, may take some time to finalize.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  The following exhibits are filed herewith:

Exhibit No.         Description of Exhibit
-----------         ----------------------

10.1                Merger Agreement dated July 8, 2004 regarding the merger of
                    BPZ and Navidec

99.1                Press Release issued August 10, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 10, 2004

                                            Navidec, Inc.


                                            By:  /s/  John R. McKowen
                                               --------------------------------
                                                      John R. McKowen,
                                                      Chief Executive Officer